Name of Registrant:
Franklin Alternative Strategies Funds

File No. 811-22641

Exhibit Item No. 77C Matter Submitted to a Vote of Security Holders


FRANKLIN ALTERNATIVE STRATEGIES FUNDS

Franklin Pelagos Commodities Strategy Fund
One Franklin Parkway
San Mateo, California 94403-1906


CONSENT

THIS CONSENT IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby (i) acknowledges receipt of the notice dated September 26, 2013 of the solicitation of consents from the shareholders of Franklin Pelagos Commodities Strategy Fund, a series of Franklin Alternative Strategies Funds, a Delaware statutory trust, and the Consent Solicitation Statement related thereto, and (ii) votes all of its shares of Franklin Pelagos Commodities Strategy Fund held of record by the undersigned, in the manner designated herein.

This consent, when properly executed, will be voted in accordance with the specification made herein. If no specification is made, this consent will be counted as a "consent" in favor of the proposals.

The Board of Trustees recommends that shareholders provide their consent to the proposals. Please carefully review the Consent Solicitation Statement delivered with this consent.

1) PROPOSAL: To Approve an Investment Management Agreement with Pelagos Capital Management, LLC on behalf of Franklin Pelagos Commodities Strategy Fund.
CONSENT  [X]	  CONSENT WITHHELD  [   ]		ABSTAIN  [   ]

2) PROPOSAL: To Approve the Use of a "Manager of Managers" Structure whereby the Investment Manager will be able to Hire and Replace
Affiliated and Unaffiliated Subadvisers Without Shareholder Approval.
CONSENT  [X]	  CONSENT WITHHELD  [   ]		ABSTAIN  [   ]

FRANKLIN TEMPLETON FUND ALLOCATOR SERIES on behalf of the following series:

Franklin Templeton Conservative Allocation Fund
Franklin Templeton Moderate Allocation Fund
Franklin Templeton Growth Allocation Fund
Franklin Templeton Multi-Asset Real Return Fund
Franklin LifeSmart 2015 Retirement Target Fund
Franklin LifeSmart 2020 Retirement Target Fund
Franklin LifeSmart 2025 Retirement Target Fund
Franklin LifeSmart 2030 Retirement Target Fund
Franklin LifeSmart 2035 Retirement Target Fund
Franklin LifeSmart 2040 Retirement Target Fund
Franklin LifeSmart 2045 Retirement Target Fund
Franklin LifeSmart 2050 Retirement Target Fund


By: /s/ Karen L. Skidmore
	Name: Karen L. Skidmore
	Title: Vice President and Secretary

Date:  September 27, 2013

Please date and sign this consent and deliver it to the Secretary of Franklin Alternative Strategies Funds, One Franklin Parkway, San Mateo, California 94403-1906


FRANKLIN ALTERNATIVE STRATEGIES FUNDS

Franklin Pelagos Managed Futures Strategy Fund
One Franklin Parkway
San Mateo, California 94403-1906


CONSENT

THIS CONSENT IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby (i) acknowledges receipt of the notice dated September 26, 2013 of the solicitation of consents from the shareholders of Franklin Pelagos Managed Futures Strategy Fund, a series of Franklin Alternative Strategies Funds, a Delaware statutory trust, and the Consent Solicitation Statement related thereto, and (ii) votes all of its shares of Franklin Pelagos Managed Futures Strategy Fund held of record by the undersigned, in the manner designated herein.

This consent, when properly executed, will be voted in accordance with the specification made herein. If no specification is made, this consent will be counted as a "consent" in favor of the proposals.

The Board of Trustees recommends that shareholders provide their consent to the proposals. Please carefully review the Consent Solicitation Statement delivered with this consent.

1) PROPOSAL: To Approve an Investment Management Agreement with Pelagos Capital Management, LLC on behalf of Franklin Pelagos Managed Futures Strategy Fund.
CONSENT  [X]	  CONSENT WITHHELD  [   ]		ABSTAIN  [   ]

2) PROPOSAL: To Approve the Use of a "Manager of Managers" Structure whereby the Investment Manager will be able to Hire and Replace
Affiliated and Unaffiliated Subadvisers Without Shareholder Approval.
CONSENT  [X]	  CONSENT WITHHELD  [   ]		ABSTAIN  [   ]

Fund:	FRANKLIN TEMPLETON FUND ALLOCATOR SERIES on behalf of the
following series:

Franklin Templeton Conservative Allocation Fund
Franklin Templeton Moderate Allocation Fund
Franklin Templeton Growth Allocation Fund
Franklin Templeton Multi-Asset Real Return Fund
Franklin LifeSmart 2015 Retirement Target Fund
Franklin LifeSmart 2020 Retirement Target Fund
Franklin LifeSmart 2025 Retirement Target Fund
Franklin LifeSmart 2030 Retirement Target Fund
Franklin LifeSmart 2035 Retirement Target Fund
Franklin LifeSmart 2040 Retirement Target Fund
Franklin LifeSmart 2045 Retirement Target Fund
Franklin LifeSmart 2050 Retirement Target Fund


By: /s/Karen L. Skidmore
	Name: Karen L. Skidmore
	Title: Vice President and Secretary

Date:  September 27, 2013

Please date and sign this consent and deliver it to the Secretary of Franklin Alternative Strategies Funds, One Franklin Parkway, San Mateo, California 94403-1906

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

Franklin Pelagos Managed Futures Strategy Fund
One Franklin Parkway
San Mateo, California 94403-1906


CONSENT

THIS CONSENT IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby (i) acknowledges receipt of the notice dated September 26, 2013 of the solicitation of consents from the shareholders of Franklin Pelagos Managed Futures Strategy Fund, a series of Franklin Alternative Strategies Funds, a Delaware statutory trust, and the Consent Solicitation Statement related thereto, and (ii) votes all of its shares of Franklin Pelagos Managed Futures Strategy Fund held of record by the undersigned, in the manner designated herein.

This consent, when properly executed, will be voted in accordance with the specification made herein. If no specification is made, this consent will be counted as a "consent" in favor of the proposals.

The Board of Trustees recommends that shareholders provide their consent to the proposals. Please carefully review the Consent Solicitation Statement delivered with this consent.

1) PROPOSAL: To Approve an Investment Management Agreement with Pelagos Capital Management, LLC on behalf of Franklin Pelagos Managed Futures Strategy Fund.
CONSENT  [X]	  CONSENT WITHHELD  [   ]		ABSTAIN  [   ]

2) PROPOSAL: To Approve the Use of a "Manager of Managers" Structure whereby the Investment Manager will be able to Hire and Replace
Affiliated and Unaffiliated Subadvisers Without Shareholder Approval.
CONSENT  [X]	  CONSENT WITHHELD  [   ]		ABSTAIN  [   ]

FRANKLIN ADVISERS, INC.


By: /s/ Ed B.  Jamieson
	Name: Edward B. Jamieson
	Title: President and Chief Investment Officer

Date:  September 27, 2013

Please date and sign this consent and deliver it to the Secretary of Franklin Alternative Strategies Funds, One Franklin Parkway, San Mateo, California 94403-1906